UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

[    ] Preliminary Information Statement

[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X] Definitive Information Statement

BAJA CUSTOM DESIGN, INC.

(Name of Registrant as Specified In Its Charter)

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[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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BAJA CUSTOM DESIGN, INC.

17/F, 80 Gloucester Road
Wanchai, Hong Kong

NOTICE OF CORPORATE ACTIONS TAKEN BY WRITTEN CONSENT

OF MAJORITY STOCKHOLDERS WITHOUT SPECIAL MEETING OF THE STOCKHOLDERS

Dear Stockholders:

We are writing to advise you that, on May 29, 2020, the board of directors of Baja Custom Design, Inc., a Delaware corporation (“BJCD,” “the Company,” “we” or “us”), and certain stockholders holding a majority of the voting rights of our common stock approved by written consent in lieu of a special meeting the taking of all steps necessary to effect the following actions (collectively, the “Corporate Actions”):

1.	Amend the Company’s Certificate of Incorporation filed with the Delaware Secretary of State (the “Certificate of Incorporation”) to change the Company’s name to Luduson G Inc.;
2.	Elect not to be governed by Section 203 of the Delaware General Corporation Law;

3.	Adopt Amended and Restated Certificate of Incorporation for the purpose of consolidating the amendments to the Company’s Certificate of Incorporation; and
4.	Adopt the Amended and Restated Bylaws of the Company.

The accompanying information statement, which describes the Corporate Actions in more detail, is being furnished to our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. The consent that we have received constitutes the only stockholder approval required for the Corporate Actions under the Delaware General Corporation Law, our Certificate of Incorporation and Bylaws. Accordingly, the Corporate Actions will not be submitted to the other stockholders of the Company for a vote.

The record date for the determination of stockholders entitled to notice of the action by written consent is May 29, 2020.  Pursuant to Rule 14c-2 under the Exchange Act, the Corporate Actions will not be implemented until at least twenty (20) calendar days after the mailing of this information statement to our stockholders.  This information statement will be mailed on or about June 8, 2020, to stockholders of record on May 29, 2020.  As such, we expect that the Corporate Actions will be effective no earlier than June 29, 2020.

No action is required by you to effectuate this action. The accompanying information statement is furnished only to inform our stockholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Exchange Act.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THE HOLDERS OF A MAJORITY OF OUR OUTSTANDING SHARES OF COMMON STOCK HAVE VOTED TO AUTHORIZE THE CORPORATE ACTIONS.  THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THIS MATTER.

By order of the Board of Directors,

/s/ Ka Leung Wong

Ka Leung Wong

Chief Executive Officer and Director

June 8, 2020

BAJA CUSTOM DESIGN, INC.

INFORMATION STATEMENT REGARDING

CORPORATE ACTIONS TAKEN BY WRITTEN CONSENT OF

OUR BOARD OF DIRECTORS AND HOLDERS OF

A MAJORITY OF OUR VOTING CAPITAL STOCK

IN LIEU OF SPECIAL MEETING

Baja Custom Design, Inc. (“BJCD,” “the Company,” “we” or “us”) is furnishing this information statement to you to provide a description of actions taken by our Board of Directors and the holders of a majority of our outstanding voting capital stock on May 29, 2020, in accordance with the relevant sections of Delaware General Corporation Law of the State of Delaware (the “DGCL”).

This information statement is being mailed on or about June 8, 2020. to stockholders of record on May 29, 2020 (the “Record Date”). The information statement is being delivered only to inform you of the corporate actions described herein before such actions take effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). No action is requested or required on your part.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

PLEASE NOTE THAT THE HOLDERS OF A MAJORITY OF OUR OUTSTANDING SHARES OF COMMON STOCK HAVE VOTED TO AUTHORIZE THE CORPORATE ACTIONS. THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE MATTERS.

GENERAL DESCRIPTION OF CORPORATE ACTION

On May 29, 2020, the board of directors of Baja Custom Design, Inc., a Delaware corporation  (“BJCD,” “the Company,” “we” or “us”), and certain stockholders holding a majority of the voting rights of our common stock approved by written consent in lieu of a special meeting the taking of all steps necessary to effect the following actions (collectively, the “Corporate Actions”):

1.	Amend the Company’s Certificate of Incorporation filed with the Delaware Secretary of State (the “Certificate of Incorporation”) to change the Company’s name to Luduson G Inc.;
2.	Elect not to be governed by Section 203 of the Delaware General Corporation Law;

3.	Adopt Amended and Restated Certificate of Incorporation for the purpose of consolidating the amendments to the Company’s Certificate of Incorporation; and
4.	Adopt the Amended and Restated Bylaws of the Company.

VOTING AND VOTE REQUIRED

Pursuant to BJCD’s Bylaws and the DGCL, a vote by the holders of at least a majority of BJCD’s outstanding capital stock is required to effect the actions described herein.  Each common stockholder is entitled to one vote for each share of common stock held by such stockholder.  As of the Record Date, BJCD had 25,610,000 shares of common stock issued and outstanding.  The voting power representing not less than 12,805,001 shares of common stock is required to pass any stockholder resolutions.  Pursuant to Section 228 of the DGCL, the following stockholders holding an aggregate of 22,960,000 shares of common stock, or approximately 89.65% of the issued and outstanding shares of our common stock on the Record Date (the “Majority Stockholders”), delivered an executed written consent dated May 29, 2020, authorizing the Corporate Actions.

Name	Common Shares Beneficially Held	Percentage of Issued and Outstanding
Lan Chan	14,960,000	58.41%
Siu Chung Cheung	6,800,000	26.55%
Ka Leung Wong	1,200,000	4.49%
TOTAL	22,960,000	89.65%

NO APPRAISAL RIGHTS

Under the DGCL, stockholders are not entitled to appraisal rights with respect to the Corporate Actions, and we will not provide our stockholders with such rights.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except in their capacity as stockholders, none of our officers, directors or any of their respective affiliates has any interest in the Corporate Actions.

CORPORATE ACTION NO. 1

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On May 29, 2020, the Board and the Majority Stockholders approved by written consent in lieu of a special meeting an amendment to the Company’s Certificate of Incorporation to change the name of the Company to Luduson G Inc. (the “Name Change Amendment”).

Our Board and the Majority Stockholders believe that it is advisable and in the Company’s best interests to authorize and approve the Name Change Amendment in order to more accurately reflect the changes in the Company’s business. After the Effective Date, the Board intends to enter into discussions to acquire one or more additional operating companies. We may also conduct private placements of our securities to secure additional working capital for the Company. Except as set forth above, as of the date of this filing we do not have any definitive plans, proposals or arrangements to issue any of the newly available authorized shares of common stock for any purpose or which may result in a change in control of the Company.

Vote Required

Section 242 of the DGCL provides that proposed amendments to the Certificate of Incorporation must first be adopted by the Board and then approved by the Majority Stockholders.  On May 29, 2020, our Board and the Majority Stockholders authorized, adopted and approved by written consent in lieu of a special meeting the Name Change Amendment. May 29, 2020. or the Record Date, was the date for determining the stockholders entitled to receive notice of and to vote on the proposed increase to our authorized capital.

The amendment to increase our authorized capital will not be effective until the date of effectiveness specified in the Amended and Restated Certificate of Incorporation filed with the Delaware Secretary of State (which we expect to be June 29, 2020 or thereafter) (the “Effective Date”).  No further action on the part of stockholders is required to authorize or effect the amendments to the Certificate of Incorporation.

CORPORATE ACTION NO. 2

OPT-OUT OF SECTION 203 OF DGCL

On May 29, 2020, the Board and the Majority Stockholders authorized, adopted and approved by written consent in lieu of a special meeting to elect not to be governed by Section 203 of the Delaware General Corporation Law (the “Opt Out”).

Delaware Anti-Takeover Law

Section 203 of the Delaware General Corporation Law generally prohibits certain public companies from entering into a business combination (including a merger, sale of assets or transfer of stock) with an “interested stockholder” for a period of three years after the person becomes an interested stockholder, unless certain conditions apply.  An “interested stockholder” is defined as a person or group of persons who beneficially acquire 15% or more of the outstanding voting stock of the corporation.  Section 203 does not apply if the corporation’s board of directors preapproves the transaction by which a stockholder becomes an interested stockholder, or if the subsequent business combination with an interested stockholder is authorized at a stockholder meeting by two-thirds of the corporation’s outstanding voting stock (excluding the stock held by the interested stockholder). Further, a stockholder who acquires 85% or more of the voting stock of a corporation (excluding stock held by directors who are also officers and certain employee stock plans) in the first transaction in which it becomes an interested stockholder is not subject to the three-year waiting period for any subsequent business combination.

A Delaware corporation may amend its certificate of incorporation to “opt out” of Section 203’s anti-takeover protection. The amendment must be approved by the affirmative vote of a majority of the shares entitled to vote, in addition to any other vote required by law, and it must be effected before any stockholder becomes an interested stockholder. Subject to certain exceptions, such amendment will not take effect until twelve months after its adoption.

Because we do not have a class of voting stock that is listed on a national securities exchange or held of record by more than 2,000 stockholders, the restrictions of Section 203 of the Delaware General Corporation Law do not apply to us.  However, we have determined to amend our Certificate of Incorporation to elect not to be governed by Section 203 of the DGCL to facilitate potential future business combinations regardless of whether such business combinations are with interested stockholders.

Because we did not elect to be governed by Section 203 of the DGCL in our original Certificate of Incorporation, our election not to be governed by Section 203 of the DGCL will take effect on the Effective Date, and the twelve month waiting period will not apply to us.

Certain Certificate and Bylaws Provisions

Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide that:

•our stockholders may call special meetings of our stockholders if they hold more than fifty percent (50%) of the shares entitled to vote at a meeting of stockholders;

•our board of directors may designate the terms of, and issue a new series of preferred stock with, voting or other rights without stockholder approval;

•a majority of the authorized number of directors will have the exclusive power to adopt, amend or repeal our bylaws without stockholder approval;

•our stockholders may not cumulate votes in the election of directors;

•directors can be removed for cause by holders of at least a majority of the shares entitled to vote at an election of directors; and

•we will indemnify directors and officers against losses that they may incur in investigations and legal proceedings resulting from their services to us, which may include services in connection with takeover defense measures and advance such expenses on their behalf prior to final adjudication of whether such directors and officers were entitled to indemnification.

These provisions of our Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws may have the effect of delaying, deferring or discouraging another person or entity from acquiring control of us.

CORPORATE ACTION NO. 3

ADOPTION OF AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

On May 29, 2020, our Board and the Majority Stockholders authorized, adopted and approved by written consent in lieu of a special meeting the Amended and Restated Certificate of Incorporation of the Company (the “Restated Certificate”).

The Restated Certificate consolidates the Company’s Certificate of Incorporation and the proposed amendments set forth in this Information Statement.  Except as otherwise described in this Information Statement, the adoption and filing of the Restated Certificate will not have any material impact on our stockholders, other than to simplify and consolidate all the current and proposed articles of our Certificate of Incorporation into one document.

The Restated Certificate, a copy of which is attached to this Information Statement as Exhibit 1, will not be effective until the Effective Date.  No further action on the part of stockholders is required to authorize or effect the amendments to the Certificate of Incorporation.

CORPORATE ACTION NO. 4

ADOPTION OF AMENDED AND RESTATED BYLAWS

On May 29, 2020, the Board and the Majority Stockholders authorized, adopted and approved by written consent in lieu of a special meeting the Amended and Restated Bylaws of the Company (the “Restated Bylaws”).

The Restated Bylaws contain new provisions that may have the effect of delaying, deferring or discouraging another person from acquiring control of the Company.  These provisions are designed to encourage persons seeking to acquire control of us to first negotiate with our Board and to discourage certain types of coercive takeover practices and inadequate takeover bids.  Among other things, the Restated Certificate and the Restated Bylaws provide that:

•	A majority of the outstanding shares of the Corporation entitled to vote, represented in person or any proxy, shall constitute a quorum at a meeting of stockholders;
•

Our stockholders may not call special meetings of our stockholders unless they hold in excess of 50% of the shares entitled to vote at a meeting of stockholders.  Stockholders requesting a special meeting to act on any matter that may properly be considered at a meeting of stockholders must submit a written request to the secretary of the Corporation.  Such meeting request must contain all information required pursuant to the Restated Bylaws, be sent to the secretary by registered mail, return receipt requested, and be received by the secretary within 60 days after the record date.  The Restated Bylaws include special provisions relating to the mechanics of calling and canceling special meetings of the stockholders;

•

In any annual meeting of our stockholders, stockholders may not act on any matter not properly brought before the meeting.  A matter is considered to have been properly brought before a meeting if the stockholder has given timely notice thereof in writing to the secretary of the Corporation and such business is a proper matter for action by the stockholders. To be timely, a stockholder’s notice shall set forth all information required pursuant to the Restated Bylaws and shall be delivered to the secretary at the principal executive office of the Corporation not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely, such notice must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder’s notice as described above.

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Our stockholders may not nominate persons to our Board unless they comply with certain nomination procedures.  A stockholder must deliver notice of its intent to nominate persons to be elected to the Board to the secretary of the Company not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely, such notice must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder’s notice as described above. Such stockholder’s notice must include all information required pursuant to the Restated Bylaws, which shall include information regarding (i) the stockholder,  (ii) any person acting in concert with such stockholder, (iii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder (other than a stockholder that is a depositary) and (iv) any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such stockholder or any of the persons described in sections (ii) and (iii) above.

Such notice shall contain, among other things, a written undertaking certifying that such proposed nominee is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the Company in connection with service or action as a director that has not been disclosed to the Company.

•	Our Board may designate the terms of, and issue a new series of preferred stock with, voting or other rights without stockholders approval;

•	Our directors have the power to adopt, amend or repeal our bylaws without stockholders approval;

•	Our stockholders may not cumulate votes in the election of directors; and

•

We will indemnify directors and officers against losses that they may incur in investigations and legal proceedings resulting from their services to us, which may include services in connection with takeover defense measures and advance such expenses on their behalf prior to final adjudication of whether such directors and officers were entitled to indemnification.

In addition to the above-described changes, the following is a description of certain other changes between the original Bylaws and the Restated Bylaws, none of which, we believe, will have a material impact on the Company’s stockholders:

•

Under the original Bylaws, the procedure for determining the record date is governed by Delaware law which provides that a record date for an annual meeting of stockholders is not required to be set in advance by the Board and may be as late as the close of business on the day before the day on which the first notice of the annual meeting is given or, if notice is waived, at the close of business on the day before the meeting is held.  Under the Restated Bylaws, the record date must be not more than fifty (50) days or less than ten (10) days from the date of the particular action.  If no record date is fixed, the date of which notice of the meeting is mailed or the date on which the resolutions of the Board of Directors authorizing such action is adopted shall serve as the record date.

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Under the original Bylaws, the procedure for determining the expiration date of proxies signed by stockholders is governed by Delaware law, which provides that proxies expire three (3) years from its date unless a longer period is otherwise provided for in such proxy.  Under the Restated Bylaws proxies signed by stockholders are only valid for 11 months unless a longer period is provided for in the proxy.

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Under the original Bylaws, a special meeting of the directors may be called by the President, Secretary, Chairman of the Board or two directors on one (1) day notice if delivered personally or by mail or on two (2) days notice if delivered by telegram, telefax, telecopier or telephone.  Under the Restated Bylaws, special meeting of the directors may be called by or at the request of the Chief Executive Officer, any two directors or the Chairman of the Board.

The Restated Bylaws, a copy of which is attached to this Information Statement as Exhibit 2, will be effective on or about the Effective Date.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock, as of May 29, 2020, for: (i) each of our named executive officers; (ii) each of our directors; (iii) all of our current executive officers and directors as a group; and (iv) each person, or group of affiliated persons, known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock.

Except as indicated in footnotes to this table, we believe that the stockholders named in this table will have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them, based on information provided to us by such stockholders. Unless otherwise indicated, the address for each director and executive officer listed is: c/o Baja Custom Design, Inc. 17/F, 80 Gloucester Road, Wanchai, Hong Kong.

Name of Beneficial Owner (2)	Amount and Nature of Beneficial Ownership(1)	Percent of Class
Officers and Directors
Lan CHAN (3)	14,960,000	58.41%
Ka Leung WONG (4)	1,200,000	4.69%

All executive officers and directors as a group (2 persons)	16,160,000	63.10%

Shareholders Holding In Excess of 5%
Siu Chung CHEUNG	6,800,000	26.55%

(1)

Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of common stock that such person has the right to acquire within 60 days of May 29, 2020.  Applicable percentage ownership is based on 25,610,000 shares of common stock outstanding as of May 29, 2020, and any shares that such person or persons has the right to acquire within 60 days of May 29, 2020, is deemed to be outstanding for such person, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership.

(2)

Unless otherwise noted, the business address of each beneficial owner listed is 17/F, 80 Gloucester Road,

Wanchai, Hong Kong. Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our common stock owned by them, except to the extent that power may be shared with a spouse.

(3)

Lan Chan was appointed to serve as our Chief Executive Officer, President, Chief Financial Officer, Secretary and Director effective April 15, 2020.  Mr. Chan resigned from his positions as Chief Executive Officer and President effective May 22, 2020, and was concurrently appointed Chief Operating Officer.

(4)	Ka Leung Wong was appointed to serve as our Chief Executive Officer, President and Director effective May 22, 2020.

CHANGE IN CONTROL

On April 3, 2020, the Company, Linda Masters, our Chief Executive Officer and President, entered into that certain Stock Purchase Agreement (the “SPA”), pursuant to which Ms. Masters agreed to sell to Lan CHAN 14,960,000 shares of common stock of the Company, par value $0.0001 (the “Shares”), representing approximately 95.8% of the issued and outstanding common stock of the Company, for aggregate consideration of Three Hundred Ninety One Thousand Dollars ($391,000) in accordance with the terms and conditions of the SPA.  The acquisition of the Shares consummated on April 15, 2020, and was purchased by Lan CHAN with his personal funds. As a result of the acquisition, Mr. Chan holds a controlling interest in the Company and may unilaterally determine the election of the Board and other substantive matters requiring approval of the Company’s stockholders.

Upon the consummation of the sale of the Shares, Linda Masters, our Chief Executive Officer, President and director, and Kathleen Chula, our Vice President and Director, resigned from all of their positions with the Company, effective April 15, 2020. Their resignations were not due to any dispute or disagreement with the Company on any matter relating to the Company's operations, policies or practices.

Concurrently with such resignations, Lan CHAN was appointed to serve as the Chief Executive Officer, Chief Financial Officer, President, Secretary and sole Director of the Company, until the next annual meeting of stockholders of the Company and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. None of the directors or executive officers has a direct family relationship with any of the Company’s directors or executive officers, or any person nominated or chosen by the Company to become a director or executive officer. Mr. Chan will serve in his positions without compensation. The Company hopes to enter into a compensatory arrangement with each officer in the future.

On May 8, 2020, the Company executed a Share Exchange Agreement (“the “Share Exchange Agreement”) with Luduson Holding Company Limited, a limited liability company organized under the laws of British Virgin Islands (“LHCL”), and the shareholders of LHCL.  Pursuant to the Share Exchange Agreement, we purchased Ten Thousand (10,000) shares of LHCL (the “LHCL Shares”), representing all of the issued and outstanding shares of common stock of LHCL.  As consideration, we agreed to issue to the shareholders of LHCL Ten Million (10,000,000) shares of our common stock, at a value of US $0.10 per share, for an aggregate value of US $1,000,000.  We consummated the acquisition of LHCL on May 22, 2020.   It is our understanding that the shareholders of LHCL are not U.S. Persons within the meaning of Regulations S. Accordingly, the Shares are being sold pursuant to the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended, Regulation D and Regulation S promulgated thereunder.

In connection with the Share Exchange transaction with LHCL, Lan Chan resigned from his positions as Chief Executive Officer and President effective May 22, 2020, and was concurrently appointed Chief Operating Officer.  Concurrently, Ka Leung WONG was appointed to serve as our Chief Executive Officer, President and Director effective May 22, 2020.

FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission in its rules, regulations and releases) representing our expectations or beliefs regarding our company.  These forward- looking statements include, but are not limited to, statements regarding our business, anticipated financial or operational results and objectives.  For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other filings of ours with the Securities and Exchange Commission.

GENERAL INFORMATION

BJCD will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. BJCD will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of BJCD’s common stock.

BJCD will deliver only one Information Statement to multiple security holders sharing an address unless BJCD has received contrary instructions from one or more of the security holders. Upon written or oral request, BJCD will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered.  You should direct any such requests to the following address:  c c/o Baja Custom Design, Inc. 17/F, 80 Gloucester Road, Wanchai, Hong Kong, Attn: Secretary.  The Secretary may also be reached by telephone at +60379603780.

ADDITIONAL AND AVAILABLE INFORMATION

BJCD is subject to the informational filing requirements of the Exchange Act and, in accordance therewith, is required to file periodic reports, proxy statements and other information with the SEC relating to its business, financial condition and other matters. Such reports, proxy statements and other information can be inspected and copied at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330.  Our filings are also available to the public on the SEC’s website (www.sec.gov).

Dated: June 8, 2020	By order of the Board of Directors /s/ Ka Leung Wong By: KA Leung Wong Its: Director and Chief Executive Officer

Exhibit 1:   Amended and Restated Certificate of Incorporation of the Company*.

Exhibit 2:   Amended and Restated Bylaws of the Company*.

* Filed herewith